REVENUES	12 Months Ended
Dec. 31, 2020
REVENUES
REVENUES
7.	REVENUES

Revenues consist of the following:

	For the Year Ended December 31,
	2018	2019	2020
Information and analytics services
Data services	125,147	138,643	166,264
Analytics services	81,054	129,905	137,088

Subtotal	206,201	268,548	303,352
Marketplace services
Promotion services	189,718	244,154	301,962
Listing services	25,105	66,948	30,596

Subtotal	214,823	311,102	332,558

Total	421,024	579,650	635,910

7.	REVENUES (continued)

The Company adopted ASC Topic 606 as of January 1, 2018. The adoption of new revenue standard did not impact retained earnings as of January 1, 2018. The Company’s revenues are presented net of value-added tax collected on behalf of governments starting from January 1, 2018. The Company has elected to adopt the practical expedient for incremental costs to obtain a contract with a customer, i.e. sales commissions, with amortization periods of one year or less to be recorded in selling and marketing expenses when incurred.

Changes in the Company’s deferred revenue for the years ended December 31, 2018, 2019 and 2020 were presented in the following table:

	For the Year Ended December 31,
	2018	2019	2020
Deferred revenue as of the beginning of the year	137,860	143,254	203,531
Cash received in advance, net of VAT	423,354	544,140	579,623
Revenue recognized from opening balance of deferred revenue	(127,630)	(142,697)	(198,722)
Revenue recognized from deferred revenue arising during current year	(282,087)	(341,166)	(360,291)
Reclassification of VAT payable as of January 1, 2018 as a result of adoption of ASC Topic 606	(8,243)	—	—
Deferred revenue as of the end of the year	143,254	203,531	224,141

The Company has elected the practical expedient not to disclose the information about remaining performance obligations which are part of contracts that have an original expected duration of one year or less.